US AIRWAYS CONFIRMS PLANS TO PROCEED
WITH SALE OF AIRCRAFT AND SLOT ASSETS TO REPUBLIC AIRWAYS

Equity Investment by Wexford/Republic Will Not Be Made at This Time;
Asset Sale and Regional Jet Service Agreement to Go Forward

ARLINGTON, Va., June 23, 2005 -- US Airways Group Inc. confirmed today that it will proceed with plans to sell certain Embraer regional jet aircraft and slot assets to Republic Airways Holdings, which will generate approximately $100 million in liquidity for US Airways as it completes its Chapter 11 restructuring and eventual merger with America West Airlines. The regional jets and the slots will continue to operate as US Airways Express.

US Airways announced in March 2005 a multi-part agreement with Republic Airways and its affiliated Wexford Capital, LLC, to sell certain assets, and to enter into an agreement whereby Republic/Wexford could be an equity investor in the US Airways Chapter 11 restructuring. Since that time, the US Airways-America West merger has been announced, the US Airways business plan has changed, and other equity participants have committed to invest in the merged companies. Subsequently, US Airways notified Republic/Wexford today that it does not intend to request Republic/Wexford to purchase the new common stock to be issued in connection with the reorganization and merger, per the agreement, but it does wish to proceed with the asset sale.

Under the terms of the asset sale agreement, Republic will purchase or assume the leases of 28 Embraer 170 aircraft from US Airways, and will operate them in the US Airways network under a regional jet service agreement that has been negotiated and approved by the U.S. Bankruptcy Court. Until Republic receives its operating certificate from the FAA, which is expected Sept. 1, 2005, US Airways will lease the aircraft back from Republic and continue operating them.

Other Embraer 170 assets, including a flight simulator, spare parts, and certain facilities to support the aircraft operations, are also part of the transaction. In addition, US Airways will sell, and then lease back from Republic, 113 commuter slots at Ronald Reagan Washington National Airport, and 24 commuter slots at New York LaGuardia Airport. US Airways continues to hold the right to repurchase the slots anytime after the second anniversary of the slot sale/leaseback transaction.

"Republic Airways has been an outstanding partner, and we look forward to this expanded relationship," said Bruce Ashby, US Airways executive vice president - marketing and planning. "Our customers love the comfort of the Embraer 170 aircraft, and this asset sale transaction allows them to remain in our US Airways Express network while providing us with enhanced liquidity as we complete our restructuring and implement the America West merger."

The asset sale transaction will generate approximately $100 million in cash that has already been identified as a source of additional liquidity during the US Airways restructuring. With today's notification, Republic is expected to begin the process of taking the first Embraer aircraft this summer, and then placing all 28 aircraft on its operating certificate by mid-2006. US Airways and Republic remain in discussions about additional 70- and 90-seat regional jets that might be added to the US Airways Express fleet in future years.

FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" and similar terms used in connection with statements regarding the companies' outlook, expected fuel costs, the RASM environment, and the companies' respective expected 2005 financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation ("America West") and US Airways Group, Inc. ("US Airways" and, together with America West, the "companies"), including future financial and operating results, the companies' plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of America West and US Airways' management and are subject to significant risks and uncertainties that could cause the companies' actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the companies to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing, in the case of US Airways, or other financing; the ability of the companies to maintain adequate liquidity; the duration and extent of the current soft economic conditions; the impact of global instability including the continuing impact of the continued military presence in Iraq and Afghanistan and the terrorist attacks of Sept. 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the companies to attract and retain customers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; the impact of changes in fuel prices; economic conditions; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; US Airways ability to continue as a going concern; US Airways' ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time; the ability of US Airways to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for US Airways to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of US Airways to obtain and maintain normal terms with vendors and service providers; US Airways' ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on US Airways' liquidity or results of operations; the ability of US Airways to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of US Airways to fund and execute its Transformation Plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; and other risks and uncertainties listed from time to time in the companies' reports to the SEC. There may be other factors not identified above of which the companies are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The companies assume no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan of US Airways ultimately confirmed, can affect the value of the US Airways' various prepetition liabilities, common stock and/or other equity securities. Accordingly, the companies urge that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Additional factors that may affect the future results of America West and US Airways are set forth in their respective filings with the SEC, which are available at http://www.shareholder.com/americawest/edgar.cfm and http://investor.usairways.com/edgar.cfm, respectively.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, a registration statement, including a proxy statement of America West, and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement (when available) as well as other filed documents containing information about US Airways and America West at http://www.sec.gov, the SEC's Web site. Free copies of America West's SEC filings are also available on America West's Web site at http://www.shareholder.com/americawest/edgar.cfm, or by request to Investor Relations, America West Airlines 111 West Rio Salado Pkwy, Tempe, Arizona 85281. Free copies of US Airways' SEC filings are also available on US Airways' Web site at http://investor.usairways.com/edgar.cfm or by request to Investor Relations, US Airways Group, Inc., 2345 Crystal Drive, Arlington, VA 22224.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

America West, US Airways and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from America West's stockholders with respect to the proposed transaction. Information regarding the officers and directors of America West is included in its definitive proxy statement for its 2005 Annual Meetings filed with the SEC on April 15, 2005. Information regarding the officers and directors of US Airways is included in its 2004 Annual Report filed with the SEC on Form 10-K on March 2, 2005. More detailed information regarding the identity of potential participants, and their interests in the solicitation, will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.